Annual Report

Florida
Intermediate
Tax-Free Fund

February 28, 2002


T. Rowe Price
--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Highlights                                                          1

Portfolio Manager's Report                                          2

  Economy and Interest Rates                                        2

  Market News                                                       3


  Portfolio Strategy                                                4

  Outlook                                                           6

  Performance Comparison                                            7


  Financial Highlights                                              8

  Statement of Net Assets                                           9


  Statement of Operations                                          13

  Statement of Changes in Net Assets                               14

  Notes to Financial Statements                                    15

  Report of Independent Accountants                                19

  Tax Information                                                  20

  Annual Meeting Results                                           21

  Information About the Fund's Directors                           22

  Information About the Fund's Officers                            25
--------------------------------------------------------------------------------

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Highlights
--------------------------------------------------------------------------------

o Low interest rates and a sluggish economy created a favorable backdrop for municipal bonds over the last year.

o The Florida Intermediate Tax-Free Fund surpassed its Lipper benchmark in the 6- and 12-month periods ended February 28, 2002.

o The fund's duration eased in the last six months as we took steps to reduce the portfolio's interest rate sensitivity.

o Interest rates are likely to rise, but longer-term rates may not rise as much as shorter-term rates as long as inflation remains benign.


Performance Comparison
--------------------------------------------------------------------------------

  Periods Ended 2/28/02                           6 Months            12 Months
--------------------------------------------------------------------------------

  Florida Intermediate
  Tax-Free Fund                                       1.95%                5.92%

  Lipper Florida Intermediate
  Municipal Debt Funds Average                        1.68                 5.57
--------------------------------------------------------------------------------

Price and Yield
--------------------------------------------------------------------------------

                                           8/31/01              2/28/02
--------------------------------------------------------------------------------

  Price Per Share                          $         10.94      $         10.93

  Dividends Per Share
  For 6 Months                                        0.23                 0.22

  For 12 Months                                       0.47                 0.45


30-Day Dividend Yield *                               4.16%                3.97%


30-Day Standardized


Yield to Maturity                                     3.25                 3.02
--------------------------------------------------------------------------------

* Dividends earned for the last 30 days of each period indicated are annualized and divided by the fund's net asset value per share at the end of the period.


Portfolio Manager's Report
--------------------------------------------------------------------------------

Low interest rates, a sluggish economy, and minimal inflation created a favorable backdrop for municipal bonds and your fund for both the 6- and 12-month periods ended February 28, 2002. Intermediate-term bonds fared particularly well as an aggressive Fed brought short-term rates down sharply. The ride was not uniformly smooth: rising supply and better-than-expected economic data led to temporary setbacks in the fourth quarter. By early 2002, however, investors again took advantage of the steady results and strong tax-equivalent yields available in the municipal market.


ECONOMY AND INTEREST RATES

     The six-month period began in the worst way imaginable-with the terrorist attacks of September 11. The effects of the attacks were felt deeply throughout the economy and the financial markets. The U.S. economy, already struggling from a recession that began in March, weakened markedly in the days following the tragic events.

     However, the economy proved extremely resilient, aided by the Federal Reserve, which ramped up its program to reduce short-term interest rates in an effort to foster recovery. The Fed slashed the federal funds target rate within days of September 11, and followed with three more cuts in the fourth quarter-11 reductions overall in 2001-to put short-term rates at historic lows.

Municipal Bond and Note Yields
--------------------------------------------------------------------------------

                                                                         1-Year
                                  30-Year           5-Year              Moody's
                                  AAA                  AAA           Investment
                                  General          General                Grade
                                  Obligation    Obligation               1 Note
--------------------------------------------------------------------------------

2/28/01                           5.15                3.86                 3.30
                                  5.13                3.73                 3.05
                                  5.32                3.94                 3.05
5/01                              5.27                3.78                 2.80
                                  5.22                3.73                 2.60
                                  5.06                3.56                 2.65
8/01                              4.95                3.30                 2.45
                                  5.07                3.22                 2.20
                                  4.93                3.13                 2.00
11/01                             5.06                3.40                 2.00
                                  5.24                3.58                 1.90
                                  5.11                3.57                 1.65
2/28/02                           5.03                3.34                 1.55
--------------------------------------------------------------------------------

Source: T. Rowe Price Associates


     The economy reacted with clear signs of improvement, as rapid inventory liquidation improved production prospects and income levels rose in a challenging labor market. Business demand began to recover from recessionary levels, while consumer spending remained relatively strong. A cyclical recovery appeared to be gaining momentum at year-end, and most recent economic data suggest that the recession ended early in the first quarter. The recession of 2001 will likely prove to be the shallowest on record.

     Falling rates and low inflation contributed to a stellar year in the bond market, although some weakness in the fourth quarter reduced gains. An equity market rebound in that period reduced demand for municipals even as supply soared. A rush to issue tax-free securities in the low-rate environment boosted supply to record levels in the fourth quarter, pressuring municipal bond prices and pushing up yields. In fact, new municipal issuance in 2001 was the second highest ever at $286 billion.

     Even as short-term rates plummeted in 2001, longer-term rates remained stubbornly high. Yields on municipal bonds maturing in 10 years or more, for example, were unchanged or higher for the six months. Consequently, intermediate-term bonds posted better returns than longer-term bonds in the last six months and for the entire fiscal year.

     Within the overall market, high-yield securities lagged. The events of September 11 hit the transportation sector particularly hard, including airport and airline-related bonds. Toll-road revenue projects also performed poorly as investors questioned traffic expectations on newly constructed roads. On the other hand, health care sectors adjusted well to a more stringent reimbursement environment and surprised on the upside.


MARKET NEWS

     Florida's economy, which is closely tied to global tourism, slumped with the national economy in 2001 and was hurt by the aftereffects of the September 11 terrorist attacks. The attacks pushed consumer confidence in air travel to an all-time low, leading to a large estimated decrease from the 71 million visitors to the state in 2000. The ripple effects from the tourism crunch have affected the state's hospitality, food service, and air transportation sectors. However, recent data suggest that business and leisure air travel has begun to climb. Restored confidence in air travel and a revival of global economies should lead to increased tourism throughout the state.

     Florida's employment base remains strong, with two-thirds of the labor force employed in the services, trade, and government sectors. Unemployment has increased to 5.0% from a low of 3.7% but was below the national rate of 5.5% in February. The state relies on the sales and use tax for more than 84% of its general fund revenues; with tourism down, fiscal 2002 revenue is expected to be $1.3 billion below expectations. However, the state has sound fiscal management and has rebalanced its fiscal 2002 budget by reducing expenses, deferring the Intangible Personal Property Tax reduction, and utilizing its working capital fund and trust fund.

     The state ended fiscal 2001 with balanced financial operations, bringing its unreserved general fund balances to about $2.1 billion, or 12.5% of expenditures. This enables the state to meet its constitutional budget stabilization reserve requirement of 5% of revenues and its goal of maintaining a working capital reserve.


PORTFOLIO STRATEGY

     As shown in the table on page 1, your fund fared better than its Lipper benchmark in both the 6- and 12-month periods ended February 28, 2002. Fund performance in the last six months reflected dividend income of $0.22 per share and a $0.01 decrease in the fund's net asset value (NAV). One-year results were derived mostly from dividend income ($0.45 per share), but NAV appreciation ($0.17) also played an important part.

     The fund's long-term performance record has been very favorable relative to its Lipper benchmark, as shown below:


Annualized Returns
--------------------------------------------------------------------------------

                                                                Since Inception
Periods Ended 2/28/02             3 Years          5 Years            (3/31/93)
--------------------------------------------------------------------------------

Florida Intermediate
Tax-Free Fund                     4.71%               5.24%                5.51%

Lipper Florida
Intermediate
Municipal Debt
Funds Average                     4.23%               4.84%                4.91%
--------------------------------------------------------------------------------

     The fund's 30-day dividend yield was 3.97% at the end of February, compared with 4.16% on August 31, 2001, and 4.28% one year ago. Although municipal yields have declined, tax-free bonds still present an attractive fixed-income alternative for Florida investors, especially those in high tax brackets. The fund's 3.97% dividend yield was equivalent to a taxable yield of about 6.11% for investors in the 35% federal tax bracket.


Portfolio Characteristics
--------------------------------------------------------------------------------

                                                   8/31/01              2/28/02
--------------------------------------------------------------------------------

Weighted Average
Maturity (years)                                       7.8                  7.2

Weighted Average
Effective
Duration (years)                                       4.9                  4.5

Weighted Average
Quality *                                               AA                   AA
--------------------------------------------------------------------------------

* Based on T. Rowe Price research.


     The yield curve (a graphic depiction of the relationship between bond yields and maturities) continued to steepen in the last six months, as the Federal Reserve slashed short-term interest rates and long-term rates rebounded from their post-September 11 lows. Our general strategy in this environment-which helped us surpass our benchmark-was to keep our cash reserves low and allow our intermediate-term holdings to appreciate as short-term rates fell.

     As the economy showed signs of strengthening in recent months, we made a few changes to the portfolio to reduce its duration, a measure of its sensitivity to interest rate fluctuations. (A bond fund with a five-year duration would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.) We allowed our cash reserves to increase, and we reduced our exposure to zero-coupon bonds in favor of callable bonds with 10- to 15-year maturities. Zeros are extremely sensitive to rate fluctuations; they produced the best total returns when rates fell last year but will not perform well in a rising rate environment.

Top 5 Sectors
--------------------------------------------------------------------------------
                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   8/31/01              2/28/02
--------------------------------------------------------------------------------

Dedicated Tax Revenue                                   24%                  19%

General
Obligations - State                                     16                   17

General
Obligations - Local                                     16                   16

Electric Revenue                                        16                   13

Hospital Revenue                                         4                    7
--------------------------------------------------------------------------------

     Overall, changes to our sector allocations were minimal in the last six months; the largest occurred within the top five sectors. As shown in the table, we reduced our exposure to electric revenue and dedicated tax revenue bonds in favor of hospital revenue securities and state-issued general obligations.



OUTLOOK

     With the economy at a critical point, we view the next six months with a mix of optimism and caution. The combination of stimulative monetary and fiscal policies has laid the foundation for a cyclical recovery, and essential growth measures have begun to stabilize. By all appearances, interest rates are going to rise, and the bond market may be taking a turn from the sharp bull market of the past 18 months.

     Yet, there are many reasons to remain optimistic about the municipal market as long as an economic recovery does not emerge with unexpected vigor. Inflationary forces remain well contained, allowing the Fed to keep short-term interest rates low for a longer period to ensure that the budding economic recovery continues. In addition, since longer-maturity issues did not participate in the rally as broadly as short-term bonds, they may have some cushion if rates reverse course.

     We also think that strong demand will provide support for the market at current levels. Bonds-both taxable securities and tax-exempt municipals-have enjoyed wider appeal during the turbulent equity markets of the past two years. Municipals enjoy the additional advantage of offering attractive after-tax yields relative to similar taxable fixed-income instruments.

     We will be ever watchful as we monitor the income and sales tax receipts for state and local issuers. Although quality has remained high, pockets of weakness may emerge with a prolonged transition to economic recovery. We will rely upon our strong credit research resources to manage these risks.

     We thank you for your continued confidence in T. Rowe Price.

     Respectfully submitted,

     Charles B. Hill
     Chairman of the fund's Investment Advisory Committee

     March 22, 2002

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


FLORIDA INTERMEDIATE TAX-FREE FUND
--------------------------------------------------------------------------------

                                                    Lipper
                                  Lehman           Florida
                                  Brothers    Intermediate
                                  7-Year GO      Municipal              Florida
                                  Municipal           Debt         Intermediate
                                  Bond               Funds             Tax-Free
                                  Index            Average                 Fund
--------------------------------------------------------------------------------

3/31/93                           10.000            10.000               10.000
2/94                              10.574            10.539               10.684
2/95                              10.788            10.755               11.005
2/96                              11.982            11.705               12.041
2/97                              12.585            12.093               12.500
2/98                              13.541            12.899               13.338
2/99                              14.36             13.506               14.054
2/00                              14.236            13.281               13.868
2/01                              15.787            14.483               15.236
2/02                              16.808            15.269               16.138
--------------------------------------------------------------------------------

Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


     Periods                                           Since   Inception
     Ended
     2/28/02      1 Year     3 Years     5 Years   Inception        Date
     ---------------------------------------------------------------------------

     Florida
     Intermediate
     Tax-Free
     Fund           5.92%       4.71%       5.24%       5.51%    3/31/93
     ---------------------------------------------------------------------------

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.


T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                    Year
                   Ended
                 2/28/02     2/28/01     2/29/00     2/28/99     2/28/98
--------------------------------------------------------------------------------

NET ASSET VALUE

Beginning
of period      $   10.76   $    0.24   $   10.86   $   10.75   $   10.52

     Investment activities
     Net
     investment
     income
     (loss)            0.45     0.47        0.46        0.46*       0.46*

     Net realized
     and
     unrealized
     gain
     (loss)            0.17     0.52       (0.60)       0.11        0.23

     Total from
     investment
     activities        0.62     0.99       (0.14)       0.57        0.69

Distributions
     Net investment
     income           (0.45    (0.47)      (0.46)      (0.46)      (0.46)

     Net realized
     gain                --       --       (0.02)       --            --

     Total
     distributions    (0.45    (0.47)      (0.48)      (0.46)      (0.46)


NET ASSET VALUE

End of
period         $   10.93   $   10.76   $   10.24   $   10.86   $   10.75


Ratios/Supplemental Data

Total
return(diamond)     5.92%       9.86%      (1.32)%      5.37%*      6.71%*

Ratio of total expenses to

average net
assets              0.56%       0.59%       0.60%       0.60%*      0.60%*

Ratio of ne
t investment
income (loss)
to average
net assets          4.19%       4.46%       4.35%       4.23%*      4.35%*

Portfolio
turnover
rate                15.3%       19.5%       30.9%       26.9%       25.0%

Net assets,
end of period
(in thousands) $ 105,433   $  92,003   $  84,116   $ 102,620   $  90,941
               -----------------------------------------------------------------

--------------------------------------------------------------------------------
(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

        * Excludes expenses in excess of a 0.60% voluntary expense limitation in effect through 2/28/99.


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------
                                                        February 28, 2002

Statement of Net Assets                                 Par        Value
--------------------------------------------------------------------------------
                                                           In thousands


FLORIDA 94.3%

Broward County, GO
  5.25%, 1/1/15                            $         2,000      $         2,121

  5.25%, 1/1/18                                      2,000                2,075

Broward County, Wheelabrator South,
  5.00%, 12/1/06                                     2,000                2,119

Broward County Airport, 5.25%,
  10/1/10 (MBIA Insured) (triangle)                  2,000                2,119

Collier County HFA, Cleveland Clinic Health System

  VRDN (Currently 1.30%)                             1,900                1,900

Dade County IDA, Florida Power & Light,
  VRDN (Currently 1.30%)                               300                  300

Dade County Sales Tax, 6.00%,
  10/1/02 (AMBAC Insured)                              500                  513

Dade County School Dist., GO, 6.00%,
  7/15/04 (MBIA Insured)                             3,545                3,849

Duval County School Board, GO, COP
  5.75%, 7/1/16 (FSA Insured)                        2,000                2,160

Florida Board of Ed., GO
  5.00%, 6/1/12 (FGIC Insured)                       1,250                1,335

  5.125%, 6/1/13                                     2,500                2,637

  5.25%, 1/1/13                                      2,360                2,488

  5.25%, 1/1/14                                      1,170                1,227

 Lottery
  5.25%, 7/1/06 (FGIC Insured)                       1,550                1,684

  5.375%, 7/1/14 (FGIC Insured)                      2,000                2,151

  5.375%, 7/1/15 (FGIC Insured)                      1,000                1,069

  5.50%, 7/1/12 (FGIC Insured)                       2,500                2,752

  5.50%, 7/1/16 (FGIC Insured)                       1,000                1,076

Florida Dept. of Natural Resources
 Dept. of Environmental Preservation
  5.50%, 7/1/07 (AMBAC Insured)
  (Prerefunded 7/1/05!)                              2,000                2,197

  5.50%, 7/1/09 (FSA Insured)                        3,000                3,317

  6.00%, 7/1/05 (MBIA Insured)                         500                  551

  6.00%, 7/1/06 (MBIA Insured)                       1,850                2,066


  6.00%, 7/1/08 (AMBAC Insured)                      2,645                3,001

Florida DOT, Turnpike Auth.,
  5.25%, 7/1/11 (MBIA Insured)                       1,950                2,092

Florida Housing Fin. Agency
 Multi-Family Housing

  5.80%, 2/1/08                                      1,000                1,081

  5.80%, 8/1/08                                      1,000                1,081

Gainesville Utilities System
  6.40%, 10/1/05                           $         1,500      $         1,573

           6.50%, 10/1/12
  (Prerefunded 10/1/02!)                             1,000                1,050

Hillsborough County,
  6.00%, 8/1/04 (FGIC Insured)                       1,895                2,059

Hillsborough County IDA
 Goodwill Industries,
  VRDN (Currently 1.20%)                             4,000                4,000
 PCR, Tampa Electric,
  VRDN (Currently 1.35%)                               900                  900
Hillsborough County Port Dist.,
  6.50%, 6/1/04 (FSA Insured) (triangle)             2,000                2,164

Hillsborough County School Dist.

  5.375%, 10/1/14 (AMBAC Insured)                    1,500                1,616

  GO, 7.00%, 8/15/05 (MBIA Insured)                  3,700                4,201

Indian Trace Community Dev. Dist.
  5.50%, 5/1/06 (MBIA Insured)                       1,215                1,326

  5.50%, 5/1/07 (MBIA Insured)                         550                  594

Jacksonville Electric Auth.,
  5.25%, 10/1/12                                     1,930                2,042

Jacksonville HFA
           Daughters of Charity,
  5.00%, 8/15/11 (MBIA Insured)                        750                  787

 Genesis Rehabilitation Hosp.
  VRDN (Currently 1.35%)                             1,000                1,000

Kissimmee Water & Sewer Systems
  5.50%, 10/1/11 (FGIC Insured)                      1,500                1,650

Lakeland Electric & Water
  6.55%, 10/1/04 (FSA Insured)                       2,755                3,044

  6.55%, 10/1/07 (FSA Insured)                       1,095                1,264

Lee County IDA, 5.80%,
  11/1/11 (MBIA Insured) (triangle)                  1,325                1,409

Manatee County, Public Utilities,
  6.75%, 10/1/05 (MBIA Insured)                      2,000                2,264


Martin County, Utility Systems,
  5.50%, 10/1/16 (FGIC Insured)                      1,260                1,366

Miami-Dade County
 Aviation
  5.40%, 10/1/03
  (MBIA Insured) (triangle)                          1,140                1,196

  6.20%, 10/1/24 (MBIA Insured) (triangle)              50                   53

Miami-Dade County, GO
  Parks Program, 5.25%,
  11/1/16 (MBIA Insured)                               660                  695

Orange County, 5.60%,
  10/1/07 (FGIC Insured)                               500                  546

Orlando & Orange County, Expressway Auth.
  6.50%, 7/1/10 (FGIC Insured)                       1,000                1,178

Orlando Utilities Water & Electric,
  5.00%, 10/1/14                                       600                  613


Osceola County HFA
 The Evangelical Lutheran Good Samaritan Society
  5.50%, 5/1/03 (AMBAC Insured)            $           660      $           689

  5.50%, 5/1/04 (AMBAC Insured)                        700                  747

  5.50%, 5/1/05 (AMBAC Insured)                        735                  794

Palm Beach County
  5.75%, 6/1/13 (FGIC Insured)                       3,000                3,382

  GO, 6.875%, 12/1/03                                  325                  353

Palm Beach County HFA, Bethesda Healthcare
  VRDN (Currently 1.35%)                               200                  200

Pasco County, Solid Waste Disposal & Resource Recovery
  5.75%, 4/1/05
  (AMBAC Insured) (triangle)                         1,130                1,212

Polk County Transportation Improvement
  5.625%, 12/1/15 (FSA Insured)                        500                  548

Reedy Creek Improvement Dist.
  5.125%, 10/1/14 (MBIA Insured)                     1,500                1,576

St. Lucie County, PCR, Power & Light,
  VRDN (Currently 1.35%)                               200                  200

Venice, Bon Secours Health Systems
  5.40%, 8/15/08 (MBIA Insured)                      1,290                1,403

West Orange Healthcare Dist.,
  5.50%, 2/1/10                                        750                  787

Total Florida (Cost $94,600)                                             99,442



PUERTO RICO  5.5%

Puerto Rico, GO, 5.50%,
  7/1/13 (FGIC Insured)                              1,000                1,114

Puerto Rico Electric Power Auth.,
  5.25%, 7/1/14 (MBIA Insured)                       2,000                2,132

Puerto Rico Ind., Tourist, Ed., Medical & Environmental Fac.
 Hosp. de la Concepcion
  6.375%, 11/15/15                                     750                  846

Puerto Rico Municipal Fin. Agency, GO
  5.875%, 8/1/14 (FSA Insured)                       1,500                1,682

Total Puerto Rico (Cost $5,423)                                           5,774



                                                                        Value
--------------------------------------------------------------------------------
                                                                 In thousands

Total Investments in Securities
99.8% of Net Assets (Cost $100,023)                             $       105,216


Futures Contracts

                                      Contract      Unrealized
                    Expiration           Value     Gain (Loss)
                                            In thousands
--------------------------------------------------------------------------------

Short, 20 ten year
U.S. Treasury contracts,
$40,000 of 6.50%
Gainsville Utilities
System bonds pledged
as initial margin         6/02               $          (2,118)  $           5

Net payments (receipts)
 of variation
margin to date                                                              --

Variation margin
receivable (payable)
on open
futures contracts                                                            5

Other Assets Less xLiabilities                                             212

NET ASSETS                                                       $     105,433
                                                                 -------------

Net Assets Consist of:

Undistributed net
investment
income (loss)                                                    $           7

Undistributed net
realized
gain (loss)                                                               (401)

Net unrealized
gain (loss)                                                              5,198

Paid-in-capital applicable to
9,642,039 no par value shares
of beneficial interest outstanding;
unlimited number of shares
authorized                                                             100,629

NET ASSETS                                                       $     105,433
                                                                 -------------

NET ASSET VALUE
PER SHARE                                                        $       10.93
                                                                 -------------

--------------------------------------------------------------------------------

(triangle)      Interest subject to alternative minimum tax

         !      Used in determining portfolio maturity

     AMBAC      AMBAC Indemnity Corp.

       COP      Certificates of Participation

       DOT      Department of Transportation

      FGIC      Financial Guaranty Insurance Company

       FSA      Financial Security Assurance Corp.

        GO      General Obligation

       HFA      Health Facility Authority

       IDA      Industrial Development Authority/Agency

      MBIA      Municipal Bond Investors Assurance Corp.

       PCR      Pollution Control Revenue

      VRDN      Variable-Rate Demand Note


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                 Year
                                                                Ended
                                                              2/28/02
--------------------------------------------------------------------------------

Investment Income (Loss)

Interest income                                            $    4,503

Expenses
  Investment management                                           351

  Custody and accounting                                           93

  Shareholder servicing                                            52

  Legal and audit                                                  11


  Prospectus and shareholder reports                                8

  Directors                                                         7

  Registration                                                      6

  Proxy and annual meeting                                          1

  Miscellaneous                                                     4

  Total expenses                                                  533

  Expenses paid indirectly                                         (2)

  Net expenses                                                    531

Net investment income (loss)                         3,972

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                      563

  Futures                                                         158

  Net realized gain (loss)                                        721

Change in net unrealized gain (loss)

  Securities                                                    1,004

  Futures                                                           5

  Change in net unrealized gain (loss)                          1,009

Net realized and unrealized gain (loss)                         1,730


INCREASE (DECREASE) IN NET

ASSETS FROM OPERATIONS                                     $    5,702
                                                           ----------

--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                      Year
                                                     Ended
                                                   2/28/02              2/28/01
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets

Operations
  Net investment
  income (loss)                            $         3,972      $         3,807

  Net realized
  gain (loss)                                          721                  (35)

  Change in net
  unrealized gain (loss)                             1,009                4,330

  Increase (decrease)
  in net
  assets from
  operations                                         5,702                8,102

Distributions to shareholders
  Net investment
  income                                            (3,971)              (3,807)

Capital share transactions *
  Shares sold                                       31,147               26,396

  Distributions reinvested                           2,693                2,557

  Shares redeemed                                  (22,141)             (25,361)

  Increase (decrease) in
  net assets from
  capital
  share transactions                                11,699                3,592

Net Assets
Increase (decrease)
during period                                       13,430                7,887

Beginning of period                                 92,003               84,116

End of period                              $       105,433      $        92,003
                                           ---------------      ---------------

*Share information
  Shares sold                                        2,890                2,495

  Distributions
  reinvested                                           249                  245

  Shares redeemed                                   (2,051)              (2,401)

  Increase (decrease) in
  shares outstanding                                 1,088                  339
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------
                                                              February 28, 2002

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The Florida Intermediate Tax-Free Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the trust and commenced operations on March 31, 1993. The fund seeks to provide a high level of income exempt from federal income taxes, consistent with moderate price fluctuation, by investing primarily in Florida municipal bonds.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value using a bid-side valuation as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

     Premiums and Discounts Premiums and discounts on municipal securities are amortized for financial reporting purposes. On March 1, 2001, the fund adopted the provisions of the American Institute of Certified Public Accountants' revised Audit and Accounting Guide - Audits of Investment Companies (the guide). The guide requires all premiums and discounts on debt securities to be amortized. Prior to March 1, 2001, the fund recognized market discount at time of disposition as gain or loss. Upon adoption, the fund adjusted the cost of its debt securities, and corresponding unrealized gain/loss thereon, in the amount of $6,000, reflecting the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. For the year ended February 28, 2002, the effect of this change was to increase net investment income by $1,000, and decrease net unrealized gain/loss on securities by $1,000. This change had no effect on the fund's net assets or total return.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges. Payments ("variation margin") made or received by the fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in Change in net unrealized gain or loss in the accompanying financial statements.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Futures Contracts During the year ended February 28, 2002, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and interest rates.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $19,055,000 and $14,055,000, respectively, for the year ended February 28, 2002.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

     Distributions during the year ended February 28, 2002, totaled $3,971,000 and were characterized as tax-exempt income for tax purposes. At February 28, 2002, the tax-basis components of net assets were as follows:
--------------------------------------------------------------------------------

     Unrealized appreciation                               $5,214,000

     Unrealized depreciation                                  (84,000)

     Net unrealized appreciation
     (depreciation)                                         5,130,000

     Capital loss carryforwards                              (326,000)

     Distributable earnings                                 4,804,000

     Paid-in capital                                       100,629,000

     Net assets                                            $105,433,000
--------------------------------------------------------------------------------

     Federal income tax regulations require the fund to defer recognition of capital losses realized on certain futures transactions; accordingly, $70,000 of realized losses reflected in the accompanying financial statements have not been recognized for tax purposes as of February 28, 2002. The fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. In 2002, the fund utilized $724,000 of capital loss carryforwards. As of February 28, 2002, the fund has $147,000 of capital loss carryforwards that expire in 2008, and $179,000 that expire in 2009.

     At February 28, 2002, the cost of investments for federal income tax purposes was $100,091,000.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $29,000 was payable at February 28, 2002. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.05% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At February 28, 2002, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and a wholly owned subsidiary of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $107,000 for the year ended February 28, 2002, of which $9,000 was payable at period end.



T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Trustees of T. Rowe Price State Tax-Free Income Trust and Shareholders of Florida Intermediate Tax-Free Fund

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Florida Intermediate Tax-Free Fund (one of the portfolios comprising T. Rowe Price State Tax-Free Income Trust, hereafter referred to as "the Fund") at February 28, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     March 19, 2002


T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 2/28/02
--------------------------------------------------------------------------------

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The fund's distributions to shareholders included:

     o $3,956,000 which qualified as exempt-interest dividends.
--------------------------------------------------------------------------------

T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

Annual Meeting Results
--------------------------------------------------------------------------------

The T. Rowe Price Florida Intermediate Tax-Free Fund held an annual meeting on October 23, 2001, to elect an expanded slate of trustees to increase the number of independent directors serving the fund.

The results of voting were as follows (by number of shares):

M. David Testa
           Affirmative:         183,180,605.256
           Withhold:              4,528,111.970
           Total:               187,708,717.226

William T. Reynolds
           Affirmative:         183,173,071.506
           Withhold:              4,535,645.720
           Total:               187,708,717.226

Calvin W. Burnett
           Affirmative:         182,719,672.581
           Withhold:              4,989,044.645
           Total:               187,708,717.226

Anthony W. Deering
           Affirmative:         183,143,821.987
           Withhold:              4,564,895.239
           Total:               187,708,717.226

Donald W. Dick, Jr.
           Affirmative:         183,261,134.919
           Withhold:              4,447,582.307
           Total:               187,708,717.226

David K. Fagin
           Affirmative:         182,970,369.835
           Withhold:              4,738,347.391
           Total:               187,708,717.226

F. Pierce Linaweaver
           Affirmative:         182,889,310.438
           Withhold:              4,819,406.788
           Total:               187,708,717.226

Hanne M. Merriman
           Affirmative:         183,193,140.931
           Withhold:              4,515,576.295
           Total:               187,708,717.226

John G. Schreiber
           Affirmative:         183,268,829.488
           Withhold:              4,439,887.738
           Total:               187,708,717.226

Hubert D. Vos
           Affirmative:         182,943,583.574
           Withhold:              4,765,133.652
           Total:               187,708,717.226

Paul M. Wythes
           Affirmative:         182,764,811.535
           Withhold:              4,943,905.691
           Total:               187,708,717.226

James S. Riepe
           Affirmative:         183,258,966.233
           Withhold:              4,449,750.993
           Total:               187,708,717.226

--------------------------------------------------------------------------------

T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------
                                                       Number of
                                                       Portfolios
                          Term of                      in Fund
Name,                     Office*     Principal        Complex    Other
Address,     Position(s)  and Length  Occupation(s)    Overseen   Directorships
and Date     Held With    of Time     During Past      by         of Public
of Birth     Fund         Served      5 Years          Director   Companies Held
--------------------------------------------------------------------------------
Calvin W.    Director     Elected     President,       97         Provident Bank
Burnett,                  1993        Coppin State                of Maryland
Ph.D.                                 College
100 East
Pratt
Street
Baltimore, MD
21202
3/16/32
--------------------------------------------------------------------------------

Anthony W.   Director     Elected     Director,        97         The Rouse
Deering                   1986        Chairman of                 Company
100 East                              the Board,
Pratt                                 President, and
Street                                Chief Executive
Baltimore, MD                         Officer, The
21202                                 Rouse Company,
1/28/45                               real estate
                                      developers

--------------------------------------------------------------------------------
Donald W.    Director     Elected     Principal,       97         Not
Dick, Jr.                 2001        EuroCapital                 Applicable
100 East                              Advisors, LLC,
Pratt                                 an acquisition
Street                                and management
Baltimore, MD                         advisory firm
21202
1/27/43
--------------------------------------------------------------------------------
David K.     Director     Elected     Director,        97         Dayton Mining
Fagin                     2001        Dayton Mining               Corporation,
100 East                              Corporation                 Golden Star
Pratt                                 (6/98 to present),          Resources
Street                                Golden Star                 Ltd., and
Baltimore, MD                         Resources Ltd.,             Canyon
21202                                 and Canyon                  Resources
4/9/38                                Resources, Corp.            Corp
                                      (5/00 to present);
                                      Chairman and
                                      President,
                                      Nye Corporation
--------------------------------------------------------------------------------
F. Pierce    Director     Elected     President,       97         Not
Linaweaver                1986        F. Pierce                   Applicable
100 East                              Linaweaver &
Pratt                                 Associates, Inc.,
Street                                consulting
Baltimore, MD                         environmental
21202                                 and civil
8/22/34                               engineers
--------------------------------------------------------------------------------
Hanne M.     Director     Elected     Retail           97         Ann Taylor
Merriman                  2001        Business                    Stores
100 East                              Consultant                  Corporation,
Pratt                                                             Ameren Corp.,
Street                                                            Finlay
Baltimore, MD                                                     Enterprises,
21202                                                             Inc., The
11/16/41                                                          Rouse Company,
                                                                  and US Airways
                                                                  Group, Inc.
--------------------------------------------------------------------------------
John G.      Director     Elected     Owner/President, 97         AMLI
Schreiber                 1992        Centaur Capital             Residential
100 East                              Partners, Inc.,             Properties
Pratt                                 a real estate               Trust, Host
Street                                investment                  Marriott
Baltimore, MD                         company;                    Corporation,
21202                                 Senior                      and The Rouse
10/21/46                              Advisor and                 Company,real
                                      Partner,                    estate
                                      Blackstone                  developers
                                      Real Estate
                                      Advisors, L.P.
--------------------------------------------------------------------------------
Hubert D.    Director     Elected     Owner/President, 97         Not
Vos                       2001        Stonington                  Applicable
100 East                              Capital
Pratt                                 Corporation,
Street                                a private
Baltimore, MD                         investment
21202                                 company
8/2/33
--------------------------------------------------------------------------------
Paul M.      Director     Elected     Founding         97         Teltone
Wythes                    2001        Partner of                  Corporation
100 East                              Sutter Hill
Pratt                                 Ventures,
Street                                a venture
Baltimore, MD                         capital
21202                                 limited
6/23/33                               partnership,
                                      providing
                                      equity capital
                                      to young
                                      high-technology
                                      companies
                                      throughout
                                      the United
                                      States
--------------------------------------------------------------------------------
William T.    Director     Elected    Director and     97         Not
Reynolds                   1991       Managing Director,          Applicable
100 East                              T. RowePrice and
Pratt Street                          T. Rowe Price
Baltimore, MD                         Group, Inc.
21202
5/26/48
--------------------------------------------------------------------------------
James S.     Director     Elected     Vice Chairman    97         Not
Riepe                     1986        of the Board,               Applicable
100 East                              Director, and
Pratt                                 Managing Director,
Street                                T. Rowe Price and
Baltimoe, MD                          T. Rowe Price Group, Inc.
21202                                 Chairman of the Board
6/25/43                               and Director; T. Rowe
                                      Price Investment Services,
                                      Inc., T. Rowe Price
                                      Retirement Plan Services,Inc.,
                                      and T. Rowe Price Services,
                                      Inc., Chairman of the Board,
                                      Director, President, and Trust
                                      Officer, T. Rowe Price
                                      Trust Company; Director
                                      T. Rowe Price International
                                      Inc., T. Rowe Price
                                      Global Asset Management Limited,
                                      and T. Rowe Price Global
                                      Investment Services Limited
--------------------------------------------------------------------------------
M. David     Director     Elected     Vice             97         Not
Testa                     1997        Chairman of                 Applicable
100 East                              the Board,
Pratt                                 Chief
Street                                Investment
Baltimore, MD                         Officer,
4/22/44                               Director,
                                      and Managing
                                      Director,
                                      T. Rowe
                                      Price Group,
                                      Inc.; Chief
                                      Investment
                                      Officer,
                                      Director,
                                      and Managing
                                      Director,
                                      T. Rowe
                                      Price; Chairman,
                                      T. Rowe Price
                                      Global Asset
                                      Management Limited;
                                      Vice President and
                                      Director, T. Rowe Price
                                      Trust Company; Director
                                      T. Rowe Price Global
                                      Investment Services
                                      Limited and T. Rowe
                                      Price International, Inc.

--------------------------------------------------------------------------------

*Each director serves until election of a successor.


T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

Information About the Fund's Officers
--------------------------------------------------------------------------------

Name, Date of Birth, Address, and Principal Occupations

Title and Fund(s) Served
--------------------------------------------------------------------------------

Jeremy N. Baker, 2/27/68

Assistant Vice President, T. Rowe Price; Chartered Financial Analyst

Vice President, State Tax-Free Income Trust
--------------------------------------------------------------------------------

Linda A. Brisson, 7/8/59

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Vice President, State Tax-Free Income Trust
--------------------------------------------------------------------------------

Joseph A. Carrier, 12/30/60

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Treasurer
--------------------------------------------------------------------------------

Charles B. Hill, 9/22/61

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Vice President, State Tax-Free Income Trust
--------------------------------------------------------------------------------

Henry H. Hopkins, 12/23/42

Managing Director, T. Rowe Price; Director and Managing Director, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price International, Inc., and T. Rowe Price Retirement Plan Services, Inc.; Vice President and Director, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company

Vice President
--------------------------------------------------------------------------------

Marcy M. Lash, 1/30/63

Assistant Vice President, T. Rowe Price; (1998) formerly Assistant Vice President, underwriting, at Connie Lee Insurance Company

Vice President, State Tax-Free
Income Trust
--------------------------------------------------------------------------------

Patricia B. Lippert, 1/12/53
Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

Secretary
--------------------------------------------------------------------------------

Joseph K. Lynagh, 6/9/58
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Corporate Banking Officer with NationsBank; Chartered Financial Analyst

Vice President, State Tax-Free Income Trust
--------------------------------------------------------------------------------

Konstantine B. Mallas, 5/26/63
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Vice President, State Tax-Free Trust
--------------------------------------------------------------------------------

Hugh D. McGuirk, 7/6/60
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Vice President, State Tax-Free Income Trust
--------------------------------------------------------------------------------

David S. Middleton, 1/18/56 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Controller
--------------------------------------------------------------------------------

Mary J. Miller, 7/19/55

Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.

President, State Tax-Free Income Trust
--------------------------------------------------------------------------------

Unless otherwise indicated, the officers have been employees of T. Rowe Price or
T. Rowe Price International for at least five years.



T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------

Investment Services and Information


KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

     In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.


ACCOUNT SERVICES

     Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

     Automatic Investing. From your bank account or paycheck.

     Automatic Withdrawal. Scheduled, automatic redemptions.

     IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.


BROKERAGE SERVICES *

     Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


INVESTMENT INFORMATION

     Consolidated Statement. Overview of all of your accounts.

     Shareholder Reports. Manager reviews of their strategies and results.

     T. Rowe Price Report. Quarterly investment newsletter.

     Performance Update. Quarterly review of all T. Rowe Price fund results.

     Insights. Educational reports on investment strategies and markets.

     Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.


T. Rowe Price Planning Tools and Services
--------------------------------------------------------------------------------

T. Rowe Price Retirement Services

     T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.


PLANNING TOOLS AND SERVICES

     T. Rowe Price(registered trademark) Retirement Income Manager helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

     Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

     Rollover Investment Service offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

     IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts reflect your desired asset allocation.

     Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.


     INVESTMENT VEHICLES

     Individual Retirement Accounts (IRAs)
     No-Load Variable Annuities
     Small Business Retirement Plans



T. Rowe Price Web Services
--------------------------------------------------------------------------------

www.troweprice.com


     ACCOUNT INFORMATION

     Account Access allows you to access, in a secure environment, all of your
     T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

     AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure
     T. Rowe Price Account Access site.


     FINANCIAL TOOLS AND CALCULATOR

     College Planning Calculator. This application allows you to determine simultaneously the college costs for as many as five children.

     Portfolio Spotlight. This powerful tool provides investors with a clear picture of how all their investments fit together by sector and asset class.

     Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for your needs.

     Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.


     INVESTMENT TRACKING AND INFORMATION

     My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

     Watchlist Pro. Powered by SmartMoney, this tool allows investors to easily track personalized lists of securities and other financial information.

     Portfolio Tracker. Powered by SmartMoney, this tool helps investors monitor the performance of their mutual fund and equity holdings.

     Portfolio Review. This convenient, four-step planning tool is designed to help you see where you stand now and whether your investments are on the right track for the future.


T. Rowe Price College Planning
--------------------------------------------------------------------------------

College Planning

     With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

     T. Rowe Price College Savings Plan. This national "529" plan is sponsored by the Alaska Trust and designed to help families prepare for college education costs. The Plan, which is open to any U.S. resident, allows participants to invest up to a maximum account balance of $250,000 for a child's education. With systematic investing, you can invest as little as $50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses (effective January 1, 2002).

     We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

     Education Savings Accounts (formerly Education IRAs). This education investment account allows individuals to invest a total of $2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions (effective January 1, 2002). Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

     College Planning Calculator. This Web-based application allows you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

     College Planning Basics. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.



T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


BOND FUNDS

Domestic Taxable
Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term


Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond New
Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond


MONEY MARKET FUNDS!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money


Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money


INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery**
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International


Bond

Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

**      Closed to new investors.

! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

       Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.


T. Rowe Price, Invest With Confidence(registered trademark)

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202
F91-050  2/28/02



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